UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE CHARLES SCHWAB FAMILY OF FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ACTION REQUIRED

Please Act Today!

February 11, 2015

Dear Shareholder:

You are a valued shareholder of Schwab Massachusetts AMT Tax-Free Money Fund (the “Fund”) and I am writing you today to ask that you vote on certain proposals related to the Fund. A Special Meeting of Shareholders is to be held on March 20, 2015. Your vote is very important to us.

We would greatly appreciate your consideration in voting to approve the following proposals: (1) replacement of the Fund’s fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended, with a new fundamental investment policy; and (2) replacement of the Fund’s fundamental investment objective with a new non-fundamental investment objective.

The Board of Trustees of the Fund is recommending that you approve the proposals and believes that they will benefit shareholders by expanding the Fund’s investment universe of permissible securities. It is believed that such an expansion will allow the investment adviser to have greater flexibility in managing the Fund.

MANY SHAREHOLDERS HAVE ALREADY VOTED,

BUT WE NEED YOUR VOTE FOR THE MEETING TO MOVE FORWARD.

VOTING IS EASY!

1.	BY PHONE: call us at 1-877-777-6017 and a proxy voting specialist will be happy to answer your questions and assist you in placing your vote over the phone. Representatives are available weekdays from 9:30 a.m. to 10 p.m. Eastern Time or call the toll free number touchtone voting number on your voting instruction form, enter the control number and follow the prompts.

2.	BY INTERNET: Logon to the website proxyvote.com: enter the control number on the voting instruction form and follow the prompts.

3.	BY MAIL: Sign and return the voting instruction form in the return envelope provided.

So that we may secure your vote, you may receive a call from a representative of our proxy solicitor, who has limited information to protect your privacy. We would greatly appreciate you voting your shares telephonically if you should receive such a call.

On behalf of the Board of Trustees of The Charles Schwab Family of Funds, please accept my thanks for your participation in this important matter.

Sincerely,

Signature

Richard C. Holland

Vice President, Charles Schwab & Co. Inc.

ACTION REQUIRED

Please Act Today!

February 11, 2015

Dear Shareholder:

You are a valued shareholder of Schwab New Jersey AMT Tax-Free Money Fund (the “Fund”) and I am writing you today to ask that you vote on certain proposals related to the Fund. A Special Meeting of Shareholders is to be held on March 20, 2015. Your vote is very important to us.

We would greatly appreciate your consideration in voting to approve the following proposals: (1) replacement of the Fund’s fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended, with a new fundamental investment policy; and (2) replacement of the Fund’s fundamental investment objective with a new non-fundamental investment objective.

The Board of Trustees of the Fund is recommending that you approve the proposals and believes that they will benefit shareholders by expanding the Fund’s investment universe of permissible securities. It is believed that such an expansion will allow the investment adviser to have greater flexibility in managing the Fund.

MANY SHAREHOLDERS HAVE ALREADY VOTED,

BUT WE NEED YOUR VOTE FOR THE MEETING TO MOVE FORWARD.

VOTING IS EASY!

1.	BY PHONE: call us at 1-877-777-6017 and a proxy voting specialist will be happy to answer your questions and assist you in placing your vote over the phone. Representatives are available weekdays from 9:30 a.m. to 10 p.m. Eastern Time or call the toll free number touchtone voting number on your voting instruction form, enter the control number and follow the prompts.

2.	BY INTERNET: Logon to the website proxyvote.com: enter the control number on the voting instruction form and follow the prompts.

3.	BY MAIL: Sign and return the voting instruction form in the return envelope provided.

So that we may secure your vote, you may receive a call from a representative of our proxy solicitor, who has limited information to protect your privacy. We would greatly appreciate you voting your shares telephonically if you should receive such a call.

On behalf of the Board of Trustees of The Charles Schwab Family of Funds, please accept my thanks for your participation in this important matter.

Sincerely,

Signature

Richard C. Holland

Vice President, Charles Schwab & Co. Inc.

ACTION REQUIRED

Please Act Today!

February 11, 2015

Dear Shareholder:

You are a valued shareholder of Schwab New York AMT Tax-Free Money Fund (the “Fund”) and I am writing you today to ask that you vote on certain proposals related to the Fund. A Special Meeting of Shareholders is to be held on March 20, 2015. Your vote is very important to us.

We would greatly appreciate your consideration in voting to approve the following proposals: (1) replacement of the Fund’s fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended, with a new fundamental investment policy; and (2) replacement of the Fund’s fundamental investment objective with a new non-fundamental investment objective.

The Board of Trustees of the Fund is recommending that you approve the proposals and believes that they will benefit shareholders by expanding the Fund’s investment universe of permissible securities. It is believed that such an expansion will allow the investment adviser to have greater flexibility in managing the Fund.

MANY SHAREHOLDERS HAVE ALREADY VOTED,

BUT WE NEED YOUR VOTE FOR THE MEETING TO MOVE FORWARD.

VOTING IS EASY!

1.	BY PHONE: call us at 1-877-777-6017 and a proxy voting specialist will be happy to answer your questions and assist you in placing your vote over the phone. Representatives are available weekdays from 9:30 a.m. to 10 p.m. Eastern Time or call the toll free number touchtone voting number on your voting instruction form, enter the control number and follow the prompts.

2.	BY INTERNET: Logon to the website proxyvote.com: enter the control number on the voting instruction form and follow the prompts.

3.	BY MAIL: Sign and return the voting instruction form in the return envelope provided.

So that we may secure your vote, you may receive a call from a representative of our proxy solicitor, who has limited information to protect your privacy. We would greatly appreciate you voting your shares telephonically if you should receive such a call.

On behalf of the Board of Trustees of The Charles Schwab Family of Funds, please accept my thanks for your participation in this important matter.

Sincerely,

Signature

Richard C. Holland

Vice President, Charles Schwab & Co. Inc.

Schwab Municipal Money Funds

Proxy Solicitation Scripts for Shareholder Answering Machines:

“Hello. This is Rick Holland, Vice President of Charles Schwab & Co. Inc.

I am calling because you are a shareholder in a Schwab Municipal Money Fund and we urgently need your vote on two important proxy proposals concerning the Fund.

Your proxy vote today can help us obtain the votes we need to pass these proposals.

The quickest way to record your vote is by using the phone or internet. All the details, including your control number, are in the materials we have previously sent you.

If you have questions or no longer have your voting information, feel free to call us at 1-877-777-6017.

All of us at Schwab Municipal Money Funds sincerely thank you for your time and your vote.

Thank you again.”

Hello, this is Rick Holland, Vice President of Charles Schwab & Co. Inc.

I apologize in advance for the multiple attempts we have made to contact you regarding important shareholder meeting matters related to your investment in a Schwab Municipal Money Fund.

We have still not received your vote and the purpose of my call today is to encourage you to vote your proxy as soon as possible.

No matter how many shares you own, your vote is critical to the shareholder meeting process and is very, very important to us. Please cast your vote today by calling the Charles Schwab Funds Proxy Client Service Center toll free at 1-877-777-6017, again that’s 1-877-777-6017.

Thank you for investing with the Schwab Municipal Money Funds.

All of us at Schwab Municipal Money Funds sincerely thank you for your time and your vote.